Strategy and Priorities

John W. Somerhalder II
Chairman, President & CEO

2010 Analyst Meeting
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may,"
"outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission.
Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income attributable to AGL Resources Inc. as determined in accordance with GAAP. In addition, the company's EBIT and operating margin may not be comparable to similarly titled measures of another company.
Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com.
Cautionary Statements and Supplemental Information

2010 Analyst Meeting
• Industry is well-positioned for future growth
• Natural gas is the cleanest burning fossil fuel
 – Natural gas produces 44 percent less greenhouse gas emissions than coal and 27 percent less than oil
 – Direct use of natural gas produces 40 percent fewer carbon dioxide emissions than homes that rely solely on electricity
• Natural gas is well-positioned to play an increasingly important role in meeting the nation’s long-term energy needs
 – Will help reduce dependence on foreign energy imports - 98 percent of supply comes from North America
 – Recent shale gas discoveries have significantly increased supply
 – Current estimates indicate the U.S. has a 100-year supply of natural gas at current consumption levels
Natural Gas Industry Fundamentals

2010 Analyst Meeting
Our Accomplishments in 2009
• Achieved record earnings results of $2.88 per diluted share
• Completed two major regulated capital projects
 – Hampton Roads Crossing (Virginia)
 – Magnolia Pipeline Project (Georgia)
• Executed well on our regulatory strategy, including minimizing recovery lag associated with capital deployment
 – STRIDE program approved in Georgia
 – Infrastructure program in New Jersey (UIE)
 – Resolution of Elizabethtown Gas rate case
• Made significant progress on our long-term storage strategy
 – Golden Triangle Storage (Texas)
 – Jefferson Island Storage & Hub (Louisiana)
• Increased our ownership investment in the SouthStar retail joint venture
• Increased our wholesale marketing and asset management presence throughout North America
• Maintained strong liquidity and balance sheet strength
 – Maintained strong investment-grade ratings
 – Issued $300 million of fixed-rate debt at 5.25%

2010 Analyst Meeting
Our Strategic Focus for 2010
• Maintain our focus on SAFETY as our top priority
• Achieve earnings results within the guidance range of $2.95 to $3.05 per diluted share
• Successfully execute our regulatory strategy to achieve constructive regulatory outcomes and recover prudently incurred expenses and capital investments
 – Atlanta Gas Light rate case
 – Chattanooga Gas rate case
• Complete Golden Triangle Storage facility and place into commercial operation in Q3
 2010
• Maintain rigorous expense controls and focus on capital discipine in each of our business segments
• Execute financing plan to renew current $1 billion credit facility and fund upcoming debt maturities
• Continue to actively manage issues related to energy and environmental policy and regulation to ensure continued strength in our core businesses, enhanced growth and potential non-traditional revenue opportunity
• Explore opportunities to unlock value associated with current and planned storage projects (MLP opportunity)

$1.82
$2.01
$2.28
$2.48
$2.72
$2.72
$2.84
$2.88
$2.95 - $3.05
2002
2003
2004
2005
2006
2007
2008
2009
2010

2010 Analyst Meeting
Earnings Growth (diluted EPS)
(2002 - 2009 compound annual growth rate = 6.8%)
2010 earnings guidance is in the range of
$2.95 to $3.05 per diluted share
Long-Term Earnings Track Record

2010 Analyst Meeting
2009
2014
$2.88
4% to 6% EPS Growth Target
$3.50 - $3.85*
* $3.85 represents 6% EPS growth level off 2009 base; $3.50 represents 4% EPS growth off 2009 base.
Long-Term Growth Goals